Tecogen Appoints Roger Deschenes as CFO

NORTH BILLERICA, MA, July 28th, 2025 – Tecogen Inc. (NYSE American: TGEN) a leading manufacturer of clean energy products, today announced that Roger Deschenes, our Chief Accounting Officer, has been appointed as CFO and Treasurer of the company. Prior to joining Tecogen, Roger was the Division CFO of L3 Security, a subsidiary of L3 Harris Technologies (NYSE:LHZ), CFO of Implant Sciences Corporation (OTC:IMSC) and CAO of Saucony, Inc. (NASDAQ:SCNYA).
“Roger has been an instrumental part of the Tecogen finance team for the last 5 years. Roger has many years of public company experience, both as CFO and CAO,” said Abinand Rangesh, Tecogen’s CEO “I believe this appointment is a key step for the company to continue improving financial systems and segregation of duties. I look forward to working with Roger in continuing to grow Tecogen.”
About Tecogen
Tecogen designs, manufactures, sells, installs, and maintains high efficiency, ultra-clean, cogeneration products including engine-driven combined heat and power, air conditioning systems, and high-efficiency water heaters for residential, commercial, recreational and industrial use. The company provides cost effective, environmentally friendly and reliable products for energy production that nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint. In business for over 35 years, Tecogen has shipped more than 3,200 units, supported by an established network of engineering, sales, and service personnel in key markets in North America. For more information, please visit www.tecogen.com or contact us for a free Site Assessment.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws that involve a number of risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," “seek,” "could," "likely," "may," “pro forma,” “anticipate,” “continue,” or other variations thereof (including their use in the negative), or by discussions of strategies, plans or intentions. All statements, other than statements of historical fact included in this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements.
Tecogen Inc.
76 Treble Cove Road, Building 1, North Billerica, MA 01862 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com

In addition to those factors described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in our Form 8-K, under "Risk Factors," among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth.
Tecogen Media & Investor Relations Contact Information:
Abinand Rangesh, CEO
P: 781-466-6487
E: Abinand.Rangesh@tecogen.com
.
Tecogen Inc.
76 Treble Cove Road, Building 1, North Billerica, MA 01862 • ph: 781-466-6400 • fax: 781-466-6466 • www.tecogen.com